OmnicomGroup

Investor Presentation

July 2002

Forward-Looking Statements

Certain of the statements in this document constitute forward-looking statements. These statements relate to future events or future financial performance and involve known and unknown risks and other factors that may cause our actual or our industry’s results, levels of activity or achievement to be materially different from those expressed or implied by any forward-looking statements. These risks and uncertainties include, but are not limited to, our future financial condition and results of operations, changes in general economic conditions, competitive factors, changes in client communication requirements, the hiring and retention of human resources and our international operations, which are subject to the risks of currency fluctuations and exchange controls. In some cases, forward-looking statements can be identified by terminology such as "may," "will," "could," "would," "should," "expect," "plan," "anticipate," "intend," "believe," "estimate," "predict," "potential," or "continue" or the negative of those terms or other comparable terminology. These statements are only present expectations. Actual events or results may differ materially.

Other Information

The historical financial information contained in this document has not been audited, although some of it has been derived from Omnicom's historical financial statements, including its audited financial statements. In addition, industry and other non-financial data contained in this document has been derived from sources we believe to be reliable, but we have not independently verified such information, and we do not, nor does any other person, assume responsibility for the accuracy or completeness of that information.

The inclusion of information in this presentation does not mean that such information is material or that disclosure of such information is required.

OmnicomGroup	1

Topics
•	Omnicom Today
•	Growth Strategy
•	Financial Review
•	Additional Information
•	Questions and Answers

(Dollars are in millions throughout this presentation, except for EPS)

OmnicomGroup	2

Omnicom Today

3

Omnicom Today

A global leader in advertising and marketing communications services

OmnicomGroup	Omnicom Today	4

Our Objectives Remain Unchanged
•	Double-digit year-over-year growth in revenue and net income
•	Leadership positions for our principal brands
•	Operating margin improvement
•	Conservative capital structure
•	Acquisitions that are accretive to shareholders, enhance our brand leadership and grow our relationships with our clients

OmnicomGroup	Omnicom Today	5

Consistency Through Balance and Diversity

	Diversified Service Offering		Broad Client Base

•	100+ strategic platforms	•	5000+ clients:

•	1500+ individual agency locations		– Top client = 5.4% of total 2001 revenue

•	Leadership positions in most major marketing disciplines		– No other client > 2.5%

•	Strong global presence	•	Clients include leading companies across a broad spectrum of industries
•	Able to serve national, pan-regional and global client needs

A business model designed to produce consistent financial performance

OmnicomGroup	Omnicom Today	6

Consistency Through Balance and Diversity

Geographic Mix
United Kingdom
12%
United States
54%
Continental Europe
20%
14%
Rest of World

Service Mix
Advertising and Media Services
Public Relations
14%
44%
Customer Relationship Management
31%
11%
Specialty Communications

Top 200
Top 10
Top 1
5.4%
11.6%
51.8%
31.2%

Client Mix

Top 1	=	5.4%
Top 10	=	17.0%
Top 200	=	48.2%

Note: Percentages are of total 2001 revenue for all charts.

OmnicomGroup	Omnicom Today	7

Business Mix Evolving with Client Trends

Advertising
Customer Relationship Management
Public Relations
Specialty Communications
1996
59.0%
22.6%
7.7%
10.7%
1999
46.7%
27.7%
14.7%
10.9%
1997
54.0%
23.8%
9.4%
12.8%
2000
44.2%
29.6%
15.3%
10.9%
1998
50.1%
24.8%
14.0%
11.1%
2001
43.6%
30.8%
14.3%
11.3%

OmnicomGroup	Omnicom Today	8

Revenue by Geography

United States
Continental Europe
United Kingdom
Rest of World
1996
52.4%
27.6%
10.5%
9.5%
1999
49.4%
26.2%
14.0%
10.4%
1997
51.7%
26.6%
10.6%
11.1%
2000
52.9%
22.9%
13.3%
10.9%
1998
51.3%
27.6%
11.3%
9.8%
2001
54.0%
20.5%
11.7%
13.8%

OmnicomGroup	Omnicom Today	9

Omnicom Companies Offer Global Reach

Operations in over 100 countries around the world

OmnicomGroup	Omnicom Today	10

Traditional Media Advertising

OmnicomGroup	Omnicom Today	11

Customer Relationship Management (CRM)

OmnicomGroup	Omnicom Today	12

Public Relations

FLEISHMAN™
INTERNATIONAL COMMUNICATIONS
HILLARD

Ketchum

PORTER NOVELLI INTERNATIONAL

GAVIN ANDERSON & COMPANY

BRODEUR
WORLDWIDE

CLARK & WEINSTOCK

FITZGERALD
COMMUNICATIONS INC™

CONE

OmnicomGroup	Omnicom Today	13

Specialty Communications

OmnicomGroup	Omnicom Today	14

Growth Strategy

15

Growth Strategy
Grow with Existing Clients Win New Business
•	Maintain highest level of creativity, effectiveness and quality across operating agencies
•	Our general advertising, public relations, specialty advertising, and CRM agencies are consistently recognized as the most creatively dominant agencies in our industry
•	Identify marketplace trends early, and develop and enhance capabilities that support changing client marketing needs
•	Build stronger and deeper relationships with clients
•	Invest acquisition dollars to accelerate the above strategy

OmnicomGroup	Growth Strategy	16

Client-Centric Approach
Extend / Strengthen Omnicom Agencies' Geographic Reach
CLIENT
Introduce New / Appropriate Omnicom Agencies		Expand / Strengthen Omnicom Agencies' Service Offerings

OmnicomGroup	Growth Strategy	17

Growth —The Results
•	2001 was the worst year in the advertising and marketing communications business since 1938
•	Growth in client spending, which had a steep decline in the second half of 2001, is recovering slowly
•	Our goal for 2002 is to achieve total year-over-year growth of 10%
•	Growth is driven by three main factors:
•	Market share gains- NET NEW BUSINESS
•	With our existing clients
•	With new clients
•	Modest growth in client spending
•	Select acquisitions
•	Our track record of winning new business combined with our track record of keeping existing clients, even those that elect to change agencies, is the best in our industry

OmnicomGroup	Growth Strategy	18

Current Trends

	Industry-Specific Trends		Client-Specific Trends

•	Industry consolidation – resulting in only 10 truly global advertising networks	• •	Desire to manage brands on a global basis Reduction in service partners

•	Creation of global Marketing Services Networks	•	Greater coordination of advertising and other marketing expenditures

•	Unbundling of media buying and creative services	•	Continued client M&A activity

•	Media fragmentation – resulting in increased audience fragmentation

OmnicomGroup	Growth Strategy	19

Financial Review

20

Financial Performance

Revenue
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
CAGR
5 Year 21.1%
10Year 18.7%
2000
2001

Operating Income
$1,000
$875
$750
$625
$500
$375
$250
$125
$0
CAGR
5 Year 24.3%
10Year 21.8%
2000
2001

Net Income
$520
$455
$390
$325
$260
$195
$130
$65
$0
CAGR
5 Year 23.3%
10Year 24.3%
2000
2001

Earnings Per Share
$2.80
$2.45
$2.10
$1.75
$1.40
$1.05
$0.70
$0.35
$0.00
CAGR
5 Year 19.2%
10Year 18.3%
2000
2001

Note:	Prior year amounts not adjusted here to reflect acquisitions accounted for as poolings of interest. 1994 excludes a $28.0 million after-tax charge for the cumulative effect of an accounting change related to postemployment benefits. 2000 excludes a $63.8 million after-tax gain from the sale of Razorfish shares.

21

Financial Performance

Cash Flow from Operations
CAGR
Net Income
CF from Ops. (ex WC) Net of Cap Ex
5 year 23.3%
10 year 24.3%
5 year 23.9%
10 year 22.7%
$800
$700
$600
$500
$400
$300
$200
$100
$0
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
Net Income
Cash Flow From Operations Excluding Changes in Working Capital Net of Capital Expenditures
Cash Flow From Operations Net of Capital Expenditures

Note:	Prior year amounts not adjusted here to reflect acquisitions accounted for as poolings of interest. 1994 excludes a $28.0 million after-tax charge for the cumulative effect of an accounting change related to postemployment benefits. 2000 excludes a $63.8 million after-tax gain from the sale of Razorfish shares.

22

Traditional Return on Equity(a)

10 Year Average = 28.6 %
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
18.9%
27.6%
26.9%
25.9%
32.0%
27.8%
32.9%
33.4%
28.0%
32.5%
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001

Note:	Prior year amounts not adjusted here to reflect acquisitions accounted for as poolings of interest. 1994 excludes a $28.0 million after-tax charge for the cumulative effect of an accounting change related to postemployment benefits. 2000 excludes a $63.8 million after-tax gain from the sale of Razorfish shares.
(a) "Traditional Return on Equity" is Net Income for the given year divided by the shareholders' equity at the end of the prior year.

23

Cash Return on Equity(a)

10 Year Average = 40.1 %
50.0%
45.0%
40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
26.9%
38.3%
35.4%
36.6%
44.2%
37.3%
46.5%
46.8%
42.9%
46.1%
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001

Note:	Prior year amounts not adjusted here to reflect acquisitions accounted for as poolings of interest. 1994 excludes a $28.0 million after-tax charge for the cumulative effect of an accounting change related to postemployment benefits. 2000 excludes a $63.8 million after-tax gain from the sale of Razorfish shares.
(a) "Cash Return on Equity" is Cash Flow from Operations Excluding Changes in Working Capital Net of Capital Expenditures for the given year divided by the shareholders' equity at the end of the prior year.

24

Current Credit Picture
	2001		Q1 2001		Q1 2002
	Year End	Full Year Average	Quarter End	Quarter Average	Quarter End		Quarter Average

EBITDA / Net Interest	16.2 x	16.2 x	12.8 x	12.8 x	18.8 x		18.8 x
Net Debt / EBITDA	0.9 x	1.6 x	1.7 x	1.2 x	2.0 x		1.4 x

Debt: Bank Loans (Due Less Than 1 Year)	$ 169	$ 133	$ 144	$ 101	$ 205		$ 169
$500 Million Revolver Due 6/30/03	—	183	300	72	300		233
$1.6 Billion 364 Day Facility(a)	270	727	559	759	404		531
5.20% Euro Notes Due 6/24/05	136	140	134	141	133		134
2 1/4% Convertible Debentures	—	230	230	230	—		—
$850 Million Convertible Notes Due 2/7/31 - Next Put Date Feb. 2003	850	759	850	480	850		850
$900 Million Convertible Notes Due 7/31/32 - Next Put Date Aug. 2003	—	—	—	—	900	(c)	216
Loan Notes and Sundry (various through 2012)	125	119	91	80	100		111
Total Debt	$ 1,550	$ 2,291	$ 2,308	$ 1,863	$ 2,892		$ 2,244
Cash + Short Term Investments	(517)	(460)	(458)	(509)	(550)		(513)
Net Debt(b)	$ 1,033	$ 1,831	$ 1,850	$ 1,354	$ 2,342		$ 1,731
Net Interest Expense	$ 73	$ 73	$ 20	$ 20	$ 11		$ 11

(a)	Credit facility expires 4/25/03 plus one year term out at Omnicom's option. Amounts outstanding represent commercial paper issued under this facility.
(b)	Total debt less cash and short-term investments.
(c)	Issued in 2002.

25

Current Liquidity Picture
•	Omnicom has ample liquidity to meet all foreseeable business and capital requirements
		As of June 28, 2002
	Total Amount of Facility	Outstanding	Available
Committed Facilities
364 Day Revolving Credit Facility	$1,600	$622	$ 978
5 Year Revolving Credit Facility	500	0	500
Loan Notes (various through 2012)	100	100	0
Total Committed Facilities	2,200	722	1,478

Uncommitted Facilities(a)	437	20	0	(a)

Total Credit Facilities	$2,637	$742	$1,478

Cash and ST Investments			525

Total Capital Available			$2,003

(a)	Uncommitted facilities in the US, UK and Canada. These amounts are excluded for purposes of this analysis of available capital.

26

Additional Information

27

Additional Information

Seneca

OmnicomGroup	28

The Internet — Our Objectives
•	Own agencies that can service clients' requirement to communicate with consumers over the Internet
•	We were an early investor in Internet marketing communications and related technologies companies
•	We limited our cash investment by selling agencies that did not meet our objectives

OmnicomGroup	Seneca	29

Seneca Investments, LLC
•	In May 2001, we received preferred stock in Seneca in exchange for our contribution of Communicade, our e-services investment subsidiary
•	The transaction was accounted for under SFAS 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities"
•	In accordance with SFAS 140, no gain or loss was recognized on formation.

OmnicomGroup	Seneca	30

E-Services Strategy
1996	1997	1998	1999	2000	2001	2002

Individual Omnicom agencies build/buy e-services capabilities.
<–––––––––––––––––––––––––––––––––––––––––––––––––––––––>
Minority investments in e-services start-up companies. Communicade formed.
<––––––––>
Communicade reviews hundreds of business plans and makes additional minority investments in marketing and communications related Internet technology and content companies.
<––––––––––––––––––>
IPO period.
<––––––––––––>
25% of Razorfish investment sold; $110 million pre- tax gain (excluded from operating profit).
<—>
Communicade assets contributed to Seneca in exchange for preferred stock.
<––>
Seneca restructures/ repositions assets for changing market trends.
<—————>

OmnicomGroup	Seneca	31

Additional Information

Organic Growth

OmnicomGroup	32

Computing Organic Growth Our Methodology
•	Management takes responsibility for an acquisition from the day the company is acquired
•	Most acquired companies are either integrated with existing agencies or existing client-centric networks
•	Our methodology has been consistently applied

OmnicomGroup	Organic Growth	33

Computing Organic Growth An Example
Steps	Q1 2002

1.	Current period reported revenue calculated by converting the local currency revenue using the current period average exchange rates	$1,732.4

2.	Less, prior period reported revenue	1,601.1

3.	Equals total revenue growth	131.3

4.	FX impact: calculated by first converting the current period's local currency revenue using the average exchange rates from the equivalent prior period to arrive at constant currency revenue	1,749.9

5.	FX impact equals the difference between the current period revenue in U.S. dollars (Step 1) and the current period revenue in constant currency (Step 4), or $1,732.4 less $1,749.9 which equals ($17.5)	(17.5)

6.	Acquisition revenue: upon completing an acquisition, we aggregate the applicable prior period revenue of the acquired businesses. Netted against this number is the revenue of any business included in the prior period reported revenue (Step 2) that was disposed of subsequent to the prior period	90.0

7.	Organic revenue: calculated by subtracting from total revenue growth (Step 3), both the FX impact (Step 5), and the acquisition revenue (Step 6), or $131.3 less $(17.5), less $90.0, equals $58.8	58.8

(continued)

OmnicomGroup	Organic Growth	34

Computing Organic Growth An Example

Last Step

8.	Calculate growth percentages: growth rates are computed by dividing each component (Steps 5, 6 and 7) by the prior period reported revenue (Step 2):

• Prior Period Revenue	$1,601.1			Calculations
• FX Impact	(17.5)	(1.1)%	=	$(17.5) /	$1,601.1
• Acquisition Revenue	90.0	5.6%	=	90.0 /	1,601.1
• Organic Revenue	58.8	3.7%	=	58.8 /	1,601.1
• Total Revenue Growth	131.3	8.2%	=	131.3 /	1,601.1
• Current Period Revenue	$1,732.4

OmnicomGroup	Organic Growth	35

Computing Organic Growth Comparison
	2001				Q1-2002
Our Computation	$	%			$	%
Prior Period Revenue	$ 6,154.2				$ 1,601.1
Foreign Exchange Impact	(174.0)	(2.83%	)		(17.5)	(1.09%	)
Acquisition Revenue(a)	385.0	6.26%		__ | | | | | | | | |.50% | | | | | _ |	90.0	5.62%		__ | | | | | | | | | .19% | | | | | _ |
Organic Revenue	524.2	8.52%			58.8	3.67%
Current Period Revenue	$ 6,889.4	11.95%			$ 1,732.4	8.20%

	2001				Q1-2002
Other Computation(b)	$	%			$	%
Prior Period Revenue	$ 6,154.2				$ 1,601.1
Foreign Exchange Impact	(174.0)	(2.53%	)		(17.5)	(1.01%	)
Acquisition Revenue	385.0	6.26%			90.0	5.62%
Organic Revenue	524.2	8.02%			58.8	3.48%
Reconciliation(c)		0.20%				0.11%
Current Period Revenue	$ 6,889.4	11.95%			$ 1,732.4	8.20%

(a)	Acquired business' applicable prior period revenue net of disposals.
(b)	Calculation of growth rates using pro forma basis methodology as outlined by Merrill Lynch Global Securities Research dated 6/24/02.
(c)	Reconciliation necessary due to use of different denominators for growth rate calculations.

OmnicomGroup	Organic Growth	36

Additional Information

Acquisitions

OmnicomGroup	37

Acquisition Strategy
•	Our acquisitions complement our existing businesses.
•	We acquire small to mid-sized agencies that:
•	Expand our relationships with our largest clients;
•	Expand the geographic reach of our existing networks; and
•	Expand our service offerings to meet client requirements.
•	We look for agencies with:
•	Demonstrated leadership positions in their respective markets;
•	An unyielding focus on creativity, quality, and customer service;
•	Strong profit-oriented entrepreneurial management teams with the desire to continue to build their agencies going forward; and
•	Proven track records of profitably serving the requirements of major clients.

OmnicomGroup	Acquisitions	38

Acquisition Structures
•	Every transaction is negotiated taking into consideration numerous criteria, including the agency's history, business prospects, capital structure, etc.
•	Our preferred acquisition structure is an earn-out because it reduces the risk to our shareholders.
•	Over the past several years, approximately 75% of our acquisitions in number and about 65% in dollars have been structured as earn-outs.
•	We often initially acquire less than a 100% interest in an agency. Over the past several years, our average initial equity investment in new subsidiary agencies has been approximately 90%.

OmnicomGroup	Acquisitions	39

Earn-Out Structures
•	Amount of up-front payment varies
•	Depending on numerous factors, including the agency's client base, financial history and transaction structure
•	Length of earn-out period varies
•	Depending generally on a combination of the prospects for the business and the sellers' objectives
•	Basic earn-out structure
•	Upfront payment generally 30%-70% of the total expected value
•	3-5 year earn-out period following acquisition
•	Multiple of 4-6 times agency's average PBT achieved over earn-out period

OmnicomGroup	Acquisitions	40

Amounts Paid in Acquisitions
	2000	2001	Average(g)

New Subsidiaries(a)
Earn-out Acquisitions	$133.0	$134.2	$133.6
Outright Acquisitions	238.3	298.9	268.6

Total	371.3	433.1	402.2

Affiliates to Subsidiaries(b)	7.0	11.9	9.5

Affiliates(c)	118.2	13.4	65.8

Existing Subsidiaries(d)	146.3	182.6	164.4

Earn-Outs(e)
Payments	184.0	156.8	170.4
Loan Notes(f)	23.1	46.9	35.0

Total	207.1	203.7	205.4

Total Acquisition Expenditures	$849.9	$844.7	$847.3

(a)	Includes acquisitions of a majority interest in new agencies resulting in their consolidation.
(b)	Includes acquisitions of additional equity interests in existing affiliate agencies resulting in their majority ownership and consolidation.
(c)	Includes acquisitions of less than a majority interest in agencies in which Omnicom did not have a prior equity interest and the acquisition of additional interests in existing affiliated agencies that did not result in majority ownership.
(d)	Includes the acquisition of additional equity interests in already consolidated subsidiary agencies.
(e)	Includes additional consideration paid for acquisitions completed in prior periods.
(f)	Loan notes represent future obligations in certain acquisitions. These obligations are reflected in long-term debt on Omnicom’s balance sheet.
(g)	The average of 2000 and 2001 expenditures.

OmnicomGroup	Acquisitions	41

Potential Earn-out Obligations
•	The following is an estimate of future earn-out related obligations as of June 30, 2002, for transactions completed prior to December 31, 2001, assuming that the agencies continue to perform at their current levels:

2002(a)	2003	2004	2005	Thereafter	Total
$122.1	$126.0	$95.6	$32.8	$17.6	$394.1

•	The ultimate payments when made will vary as they are dependent on future events.
•	These obligations are properly accounted for in accordance with SFAS 141, paragraph 26 and Opinion 16, paragraph 78:
•	The liability for potential future earn-out payments must be recorded only where the outcome of the contingency is determinable beyond a reasonable doubt.
•	Our earn-out obligations are based on future performance. For these transactions, we do not record a liability in advance as the amounts depend on future events and are not ascertainable beyond a reasonable doubt.

(a)	Estimated remaining obligations as of June 30, 2002.

OmnicomGroup	Acquisitions	42

Potential Put Obligations
•	In certain transactions, Omnicom has agreed to acquire an additional equity interest in either subsidiary agencies or affiliated agencies
•	The specifics of these agreements vary by transaction, but are generally as follows:
•	Priced as a multiple of the average PBT of the agency for the year of exercise, the prior year and the subsequent year
•	Multiple same as the original acquisition
•	Rights not all exercisable in any one year

	Currently Exercisable	Not Currently Exercisable	Total
Subsidiary Agencies	$67.4	$83.4	$150.8
Affiliated Agencies	11.1	1.1	12.2
Total	$78.5	$84.5	$163.0

OmnicomGroup	Acquisitions	43

Acquisition Accounting
•	Our earn-out obligations are not contingent on the continued employment of the sellers
•	We require acquired agencies to pay market-level employee and executive compensation
•	This compensation expense is recorded currently in the income statement
•	Protects against spikes in compensation levels when the earn-out period expires
•	Done to prevent artificially low compensation during earn-out period which would increase our purchase price

OmnicomGroup	Acquisitions	44

Acquisition Accounting
•	We properly account for acquisitions in accordance with the following accounting guidance:
•	For acquisitions after June 30, 2001, Statement of Financial Accounting Standards No. 141, “Business Combinations.”
•	For acquisitions before July 1, 2001, Accounting Principles Board Opinion 16, “Business Combinations.”
•	Emerging Issues Task Force Issue No. 95-8, “Accounting for Contingent Consideration Paid to the Shareholders of an Acquired Enterprise in a Purchase Business Combination.”

OmnicomGroup	Acquisitions	45

Acquisition Accounting
•	SFAS 141, Paragraph 28, provides:
•	“Additional consideration may be contingent on maintaining or achieving specified earnings levels in future periods. When the contingency is resolved and additional consideration is distributable, the acquiring entity shall record the fair value of the consideration issued or issuable as an additional cost of the acquired entity (Opinion 16, Paragraph 80).”

•	SFAS 141, Paragraph 24, states:
•	“If the substance of the agreement for contingent consideration is to provide compensation for services or use of property or profit sharing, the additional consideration given shall be recognized as an expense of the appropriate periods (Opinion 16, Paragraph 86).”

•	EITF 95-8 provides guidance regarding:
•	“...what criteria should be used to determine whether contingent consideration based on earnings or other performance measures should be accounted for as (1) an adjustment of the purchase price of an acquired enterprise or (2) compensation for services, use of property, or profit sharing.”

OmnicomGroup	Acquisitions	46

Acquisition Accounting
•	The applicable criteria in EITF 95-8 are:
•	“Arrangements in which the contingent payments are not affected by employment termination may indicate that the contingent payments are additional purchase price rather than compensation.”
•	“An arrangement in which contingent payments are automatically forfeited if employment terminates ... is a strong indicator that the arrangement is, in substance, compensation for post combination services rather than additional purchase price.”
•	“Situations in which employee compensation other than the contingent payments is at a reasonable level in comparison to that of other key employees in the combined enterprise may indicate that the contingent payments are additional purchase price rather than compensation.”
•	“The formula used to determine the contingent payment may be helpful in assessing the substance of the arrangement. For example, a contingent payment of five times earnings may suggest that the formula is intended to establish or verify the fair value of the acquired enterprise ... while a contingent payment of 10 percent of earnings may suggest a profit-sharing arrangement.”

OmnicomGroup	Acquisitions	47

Questions and Answers

48